                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each person whose signature appears below hereby authorizes and appoints Samuel L. Eichenfield and Bruno A. Marszowski, and each of them severally, as his or her attorneys-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each such capacity stated below, The FINOVA Group Inc.'s Annual Report on Form 10-K, and any amendments thereto, to be filed with the Securities and Exchange Commission, the New York Stock Exchange, and otherwise, as fully as such person could do in person, hereby verifying and confirming all that said attorneys-in-fact, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

                    SIGNATURES                                  TITLE                      DATE
                    ----------                                  -----                      ----
PRINCIPAL EXECUTIVE OFFICER

             /s/ SAMUEL L. EICHENFIELD               Chairman of the Board,          February 11, 1999
---------------------------------------------------  President and Chief
               Samuel L. Eichenfield                 Executive Officer

PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

              /s/ BRUNO A. MARSZOWSKI                Senior Vice President-          February 11, 1999
---------------------------------------------------  Controller and Chief
                Bruno A. Marszowski                  Financial Officer

DIRECTORS

             /s/ ROBERT H. CLARK, JR.                                                February 11, 1999
---------------------------------------------------
               Robert H. Clark, Jr.

              /s/ CONSTANCE R. CURRAN                                                February 11, 1999
---------------------------------------------------
                Constance R. Curran

                 /s/ ROBERT DURHAM                                                   February 11, 1999
---------------------------------------------------
                   Robert Durham

               /s/ JAMES L. JOHNSON                                                  February 11, 1999
---------------------------------------------------
                 James L. Johnson

               /s/ KENNETH R. SMITH                                                  February 11, 1999
---------------------------------------------------
                 Kenneth R. Smith

              /s/ SHOSHANA B. TANCER                                                 February 11, 1999
---------------------------------------------------
                Shoshana B. Tancer

                 /s/ JOHN W. TEETS                                                   February 11, 1999
---------------------------------------------------
                   John W. Teets